SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 5, 2002


                           UNIGENE LABORATORIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                          0-16005                22-2328609
(STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
   OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)

                              110 LITTLE FALLS ROAD
                           FAIRFIELD, NEW JERSEY 07004
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE               (973) 882-0860


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ITEM 5.     OTHER EVENTS.

     On September 5, 2002, the Registrant issued a press release that is attached hereto as exhibit 99.1 and incorporated by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

                  99.1   The Registrant's Press Release dated September 5, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     UNIGENE LABORATORIES, INC.

                                                     /s/  Warren P. Levy

                                                     ---------------------------
Date:    September  6, 2002                          By: Warren P. Levy
                                                     President
                                                     (Chief Executive Officer)


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